SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) December 14, 2000


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------
        The Registrant files, pursuant to Regulation FD, its press release dated December 14, 2000, entitled "DuPont Names De Schutter to Head Pharmaceuticals Unit; Announces Intent to Separate Pharmaceuticals Business," a copy of which is below. This press release is also filed in connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327,
No. 33-61339, No. 33-60069 and No. 333-86363).


                                      Contact:  Clif Webb
                                                302-774-4005
                                                r.clifton.webb@usa.dupont.com


           DuPont Names De Schutter to Head Pharmaceuticals Unit;
            Announces Intent to Separate Pharmaceuticals Business


        WILMINGTON, Del., Dec. 14, 2000 -- DuPont today announced that Richard U. De Schutter has been named executive chairman, president and CEO of DuPont Pharmaceuticals and that its Board of Directors has approved the company's intent to separate the business from DuPont. Morgan Stanley Dean Witter has been engaged to advise DuPont on the transaction.

        De Schutter, currently the non-executive chairman of DuPont Pharmaceuticals, joined DuPont in July to evaluate various strategic alternatives for the business. He was previously chairman and CEO of G.D. Searle & Co., and chief administrative officer of Pharmacia Corporation.

        Nicholas L. Teti, currently president and CEO of DuPont
Pharmaceuticals, has elected to retire, effective Dec. 31.

        The decision to separate the business follows a six-month review led by De Schutter. "We have concluded that the full value of DuPont Pharmaceuticals can best be realized outside DuPont," said DuPont Chairman and CEO Charles O. Holliday, Jr. "We will evaluate all separation options, including an IPO, and will choose the one that can best contribute to our shareholder value objectives. I'm pleased that Dick will continue to lead the evaluation process, while adding his considerable experience and expertise to the day-to-day operation of the business."

        "Our evaluation was very encouraging from an appreciating asset perspective," said De Schutter. "DuPont Pharmaceuticals has an exciting early stage pipeline that plays into a number of attractive therapeutic areas; a strong and sustaninable franchise in anti-retroviral therapy, led by SustivaTM; and a number of mature but profitable products as part of the portfolio. Full realization of the business' potential, however, appears to be best accomplished outside DuPont's total ownership."





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        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 70 countries and has 94,000 employees.

Forward-Looking Statements: This news release contains forward-looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, and quarterly report on Form 10-Q, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which the company does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance, and seasonality of sales of agricultural products.


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12/14/00








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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




December 14, 2000

























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